UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

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SPARTAN ENERGY ACQUISITION Corp.

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Spartan Energy Acquisition Corp. Provides Information Regarding Extension of Deadline to Complete Business Combination

NEW YORK--(July 29, 2020)-- Spartan Energy Acquisition Corp. (“Spartan”) (NYSE: SPAQ), a special purpose acquisition company (“SPAC”) sponsored by an affiliate of Apollo Global Management, Inc. (NYSE:APO), today provided information regarding a proposal to amend Spartan’s amended and restated certificate of incorporation (the “charter”) to extend the date by which Spartan has to complete a business combination (the “Extension”) for an additional six months, from August 14, 2020 to February 14, 2021.

Like many SPACs, Spartan’s charter currently provides that Spartan has 24 months from the closing of Spartan’s initial public offering (in Spartan’s case, until August 14, 2020) to complete an initial business combination. As previously announced, Spartan has entered into a definitive agreement for a business combination (the “Fisker Transaction”) that would result in Fisker Inc. (“Fisker”) becoming a publicly listed company. However, the Fisker Transaction is not expected to be completed until after August 14, 2020. Accordingly, Spartan is seeking the Extension in order to allow Spartan to complete the Fisker Transaction.

In order to obtain the Extension, Spartan must amend certain provisions of its charter (the “Charter Amendment”). Stockholder approval of the Charter Amendment is required by Delaware law and Spartan’s charter. In addition, pursuant to Spartan’s charter, the holders of Spartan’s Class A common stock must be given the opportunity to redeem their shares in connection with the Charter Amendment, even if the price of the Class A common stock on the New York Stock Exchange is higher than the redemption price.

If you are a holder of Spartan’s Class A common stock and you choose not to redeem your shares in connection with the Extension or the Fisker Transaction, you will continue to hold your shares following the closing of the Fisker Transaction. Accordingly, if you hold Spartan Class A common stock and want to continue to hold those shares following the closing of the Fisker Transaction, you should not redeem your shares in connection with the Extension and you should vote your shares “FOR” the Charter Amendment.

If the Charter Amendment is approved by the requisite vote of stockholders, the remaining holders of Spartan’s Class A common stock will retain their rights to redeem their shares and vote on the Fisker Transaction when the Fisker Transaction is submitted to Spartan’s stockholders at a future date.

The Fisker Transaction is expected to be completed in the fourth quarter of 2020, subject to, among other things, the approval by Spartan’s stockholders, satisfaction of the conditions stated in the definitive agreement and other customary closing conditions.

About Spartan Energy Acquisition Corp.

Spartan is a SPAC focused on the energy value-chain in North America and was formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Spartan is sponsored by Spartan Energy Acquisition Sponsor LLC, which is owned by a private investment fund managed by an affiliate of Apollo Global Management, Inc. (NYSE: APO).

Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding Spartan’s proposed acquisition of Fisker and Spartan’s ability to consummate the Fisker Transaction are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Spartan disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Spartan cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Spartan. In addition, Spartan cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the Fisker Transaction or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Spartan or Fisker following announcement of the transactions; (iii) the inability to complete the Fisker Transaction due to the failure to obtain approval of the stockholders of Spartan, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts Spartan’s or Fisker’s current plans and operations as a result of the announcement of the transactions; (v) Fisker’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Fisker to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; and (viii) the possibility that Fisker may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this press release, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Spartan’s periodic filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Spartan’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Important Information for Investors and Stockholders

In connection with the Extension, Spartan filed a definitive proxy statement with the SEC on July 23, 2020. Additionally, Spartan may file other relevant materials with the SEC in connection with the Extension. The materials filed or to be filed by Spartan with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of Spartan are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the Extension because they contain or will contain important information about the Extension.

In connection with the Fisker Transaction, Spartan will file a proxy statement with the SEC. Additionally, Spartan will file other relevant materials with the SEC in connection with the Fisker Transaction. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of Spartan are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the Fisker Transaction because they will contain important information about the Fisker Transaction and the parties to the Fisker Transaction.

Participants in the Solicitation

Spartan and its directors and executive officers may be deemed participants in the solicitation of proxies of Spartan’s stockholders in connection with the Extension. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Spartan’s executive officers and directors in the solicitation by reading the proxy statement in connection with the Extension. Information concerning the interests of Spartan’s participants in the solicitation, which may, in some cases, be different than those of Spartan’s stockholders generally, is set forth in the proxy statement relating to the Extension.

Spartan and its directors and executive officers may be deemed participants in the solicitation of proxies of Spartan’s stockholders in connection with the Fisker Transaction. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Spartan’s executive officers and directors in the solicitation by reading Spartan’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the proxy statement and other relevant materials filed with the SEC in connection with the Fisker Transaction when they become available. Information concerning the interests of Spartan’s participants in the solicitation, which may, in some cases, be different than those of Spartan’s stockholders generally, will be set forth in the proxy statement relating to the Fisker Transaction when it becomes available.

Contacts:

Head of Investor Relations
Gary M. Stein
212.822.0467
gstein@apollo.com

Investor Relations Manager
Ann Dai
212.822.0678
adai@apollo.com

Global Head of Corporate Communications
Joanna Rose
212.822.0491
jrose@apollo.com